                   As Filed With the SEC on February 10, 2000




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 10, 2000
               ---------------------------------------------------

                            Lucent Technologies Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-11639                                  22-3408857
       ------------------------            ---------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

          600 Mountain Avenue, Murray Hill, New Jersey         07974
        ----------------------------------------------    ---------------
            (Address of principal executive offices)         (Zip Code)

                                 (908) 582-8500
               ---------------------------------------------------
                         (Registrant's Telephone Number)

Item 5.  Other Events.

On October 15, 1999, pursuant to the Agreement and Plan of Merger (the "INS Merger Agreement") dated as of August 9, 1999 by and among Lucent Technologies Inc. ("Lucent"), Intrepid Merger Inc. ("Intrepid") and International Network Services ("INS"), Intrepid was merged with and into INS (the "INS Merger"). INS was the surviving corporation in the INS Merger and became a wholly owned subsidiary of Lucent. In accordance with the INS Merger Agreement, the outstanding common stock of INS was converted into the right to receive approximately 49.3 million shares of Lucent common stock. The INS Merger has been accounted for as a "pooling-of-interests" under generally accepted accounting principles.

On November 3, 1999, pursuant to the Agreement and Plan of Merger (the "Excel Merger Agreement") dated as of August 17, 1999 by and among Lucent Technologies Inc. ("Lucent"), Dallas Merger Inc. ("Dallas") and Excel Switching Corporation ("Excel"), Dallas merged with and into Excel (the "Excel Merger"). Excel was the surviving corporation in the Excel Merger and became a wholly owned subsidiary of Lucent. In accordance with the Excel Merger Agreement, the outstanding common stock of Excel was converted into the right to receive approximately 22.3 million shares of Lucent common stock. The Excel Merger has been accounted for as a "pooling-of-interests" under generally accepted accounting principles.

Included under Item 7 of this Report on Form 8-K is restated consolidated financial information, including restated consolidated financial statements, at September 30, 1999 and 1998 and for the years ended September 30, 1999, 1998 and 1997 giving retroactive effect to the INS Merger and the Excel Merger for all periods presented. The restated consolidated financial statements are now the historical financial statements of Lucent and supercede the historical financials included in the Company's 1999 Annual Report on Form 10-K filed on December 21, 1999.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      The following exhibits are included with this Report:

                  Exhibit 12 Ratio of Earnings to Fixed Charges for the years ended September 30, 1999, 1998 and 1997, the nine months ended September 30, 1996 and the year ended December 31, 1995

                  Exhibit 23        Consent of PricewaterhouseCoopers LLP

                  Exhibit 27 Financial Data Schedule at or for the Twelve Months ended September 30, 1999

                  Exhibit 99.1 Restated financial information as of September 30, 1999 and 1998 and for the years ended September 30, 1999, 1998 and 1997

                  Exhibit 99.2      Schedule II - Valuation and Qualifying
                                    Accounts

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Lucent Technologies Inc.



Dated: February 10, 2000

                                        By: /s/ James S. Lusk
                                            --------------------------
                                            By James S. Lusk
                                            Senior Vice President and Controller
                                            (Principal Accounting Officer)

                           INDEX TO EXHIBITS

Exhibit 12 Ratio of Earnings to Fixed Charges for the years ended September 30, 1999, 1998 and 1997, the nine months ended
                September 30, 1996 and the year ended December 31, 1995

Exhibit 23      Consent of PricewaterhouseCoopers LLP

Exhibit 27 Financial Data Schedule at or for the Twelve Months ended September 30, 1999

Exhibit 99.1    Restated financial information as of September 30, 1999
                and 1998 and for the years ended September 30, 1999, 1998 and
                1997

Exhibit 99.2    Schedule II - Valuation and Qualifying Accounts